UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 30, 2017

__________________________________________________________________

CELADON GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34533	13-3361050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9503 East 33rd Street One Celadon Drive, Indianapolis, IN	46235
(Address of principal executive offices)	(Zip Code)

(317) 972-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

[ ]	Emerging growth company
[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.02	Unregistered Sales of Equity Securities.

On November 30, 2017, Celadon Group, Inc., a Delaware corporation (the “Company”) appointed Vincent Donargo as its Vice President and Chief Accounting Officer, effective immediately. In connection with the appointment, the Company granted Mr. Donargo certain shares of restricted stock.

The terms of the grants are described in Item 5.02 of this Form 8-K and the information set forth therein is incorporated into this Item 3.02 by reference.  No commissions, underwriting discounts, or similar payments were made in connection with the grants. The grants were made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.  In determining to rely on this exemption, the Company considered that Mr. Donargo is an accredited or sophisticated investor who is familiar with our operations, the Company did not engage in any general solicitation or advertising in connection with the grants, and Mr. Donargo acquired the shares subject to the grants without a view to resell or distribute them to others immediately, as demonstrated by the holding period and vesting criteria applicable to the grants.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2017, the Company appointed Vincent Donargo as its Vice President and Chief Accounting Officer, effective immediately.

Mr. Donargo, 57, previously served as Executive Vice President and Chief Financial Officer of Beaulieu Group LLC, a North American carpet and flooring manufacturing company, from August 2016 to November 2017. Prior to joining Beaulieu Group, he was at Brightstar Corp., a mobile services company, serving as Executive Vice President Finance Operations from August 2015 to August 2016 and as Executive Vice President and Chief Financial Officer from April 2014 to August 2015. Before his tenure at Brightstar, Mr. Donargo worked for Brightpoint, Inc., a publicly traded provider of worldwide distribution and integrated logistics services prior to its acquisition by Ingram Micro Inc., where he served as Chief Accounting Officer and Controller from September 2005 to May 2011 and as Chief Financial Officer and Treasurer from May 2011 to October 2012.  Mr. Donargo also served as Executive Vice President, Integration, Financial Planning and Analysis, and Finance Transformation at Ingram Micro after Brightpoint's acquisition from October 2012 to April 2014.  Mr. Donargo holds a B.A. in accounting from Rutgers University.

In connection with the appointment, the Company and Mr. Donargo entered into an employment agreement (the “Employment Agreement”), dated November 30, 2017, setting forth certain terms and conditions of Mr. Donargo’s employment with the Company.  Under the Employment Agreement, Mr. Donargo will (i) have a base salary of $300,000; (ii) receive certain equity grants in connection with his appointment, the material terms of which are further described below; (iii) be eligible to participate in future equity grants under the Company’s long-term incentive program; (iv) be eligible to participate in the Company’s performance cash bonus program; (v) be entitled to up to $50,000 during the first year of employment as reimbursement for commuting costs, relocation expenses, and a housing allowance; (vi) be entitled to severance pay, if the Company terminates his employment without “Cause” or he terminates his employment for “Good Reason” (in either case, not involving a “Change in Control”), equal to eighteen months of salary continuation if such termination occurs during the first year of employment, or twelve months of  salary continuation if such termination occurs after the first year of employment and COBRA continuation coverage for twelve months; (vii) be entitled to severance pay, if the Company terminates his employment without Cause or he terminates his employment for Good Reason, in either case, within six months prior to, or twelve months following, a Change in Control, equal to 150% of his annual base salary, 150% of the target amount of his annual cash bonus, COBRA continuation coverage for eighteen months, and accelerated vesting of equity awards to the extent so provided in the applicable award notices; and (viii) be subject to certain nonsolicitation, noncompetition, nondisparagement, and confidentiality covenants. The terms “Cause,” “Good Reason,” and “Change in Control” are further defined in the Employment Agreement.

The equity grants made to Mr. Donargo in connection with his appointment are as follows:

Grant Type / Number of Shares	Vesting Criteria / Exercise Terms

Restricted Stock – 25,000 shares
Shares are fully vested at the commencement of Mr. Donargo’s employment with the Company, but are subject to a holding period that will lapse upon the earliest to occur of (i) the second anniversary of the grant date, (ii) the termination of Mr. Donargo’s employment by the Company without Cause, (iii) Mr. Donargo terminating his employment for Good Reason within twelve months following a qualifying Change in Control, and (iv) Mr. Donargo’s death or disability.

Restricted Stock – 25,000 shares	Time vesting restricted stock, which will vest in eight equal quarterly installments beginning on the first day of the month following the second anniversary of the grant date.
Restricted Stock – 25,000 shares
Performance vesting shares of restricted stock, which will vest upon the earliest to occur of: (i) a sale of the Company at a price per share in excess of the closing price per share on November 30, 2017, (ii) a consolidated operating ratio for any fiscal year equal to or lower than 95%, and (iii) the closing price of the Company's common stock is $8.00 or greater for twenty consecutive trading days. Unvested shares will expire and be forfeited upon the earlier of (y) termination of employment and (z) five years after the date of issuance.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, which will be filed with the Securities and Exchange Commission.  There is no arrangement or understanding between Mr. Donargo and any other person pursuant to which Mr. Donargo was appointed Vice President and Chief Accounting Officer. There are no transactions in which Mr. Donargo has an interest requiring disclosure under Item 404(a) of Regulation S-K other than the Employment Agreement.

Item 7.01          Regulation FD Disclosure.

On November 30, 2017, the Company issued a press release announcing Mr. Donargo’s appointment. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01          Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT
	NUMBER	EXHIBIT DESCRIPTION
	99.1	Press Release of Celadon Group, Inc. dated November 30, 2017

The information contained in Item 7.01 and Item 9.01 of this report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information contained in Item 7.01 and Item 9.01 of this report and Exhibit 99.1 hereto contain certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act and such statements are subject to the safe harbor created by those sections and the Private Securities Litigation Reform Act of 1995, as amended. Such statements may be identified by their use of terms or phrases, including "expects," "expected," “anticipates,” “estimates,” "will," "would be," “plans,” "intends," "believes," “outlook,” and similar terms and phrases. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. In this report, statements relating to the Company's efforts to refinance its credit facility, among others, are forward-looking statements. Actual results may differ from those set forth in the forward-looking statements. Readers should review and consider factors that could impact results as provided in various disclosures by the Company in its press releases, stockholder reports, and filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELADON GROUP, INC.

Date: December 6, 2017	By:	/s/ Thomas S. Albrecht
Thomas S. Albrecht Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
99.1	Press Release of Celadon Group, Inc. dated November 30, 2017